VAN KAMPEN UNIT TRUSTS, SERIES 862

                   Enhanced Index Strategies Portfolio 2009-2

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 7, 2009

   Notwithstanding anything to the contrary in the prospectus, the stock of General Motors Corporation has been liquidated from the trust set forth above due to serious adverse credit factors.



Supplement Dated: June 2, 2009